EXHIBIT 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of July 21, 2005 is entered into by and among THE NEWARK GROUP, INC., a New Jersey corporation (the “Company”), NEWARK GROUP INTERNATIONAL B.V., a private company with its corporate seat in Amsterdam, the Netherlands (the “Subsidiary Borrower” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (which Lenders constitute the Required Lenders) and Wachovia Bank, National Association, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent, are parties to that certain Credit Agreement dated as of March 12, 2004 (as such agreement has from time to time been amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers have indicated that their obligations for the payment of rent under Operating Leases exceed the current limitations in Section 6.14 of the Credit Agreement and have requested a one-time waiver of those limitations;

WHEREAS, the Credit Parties have requested certain amendments to the Credit Agreement;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2. Waiver. Notwithstanding the provisions of the Credit Agreement to the contrary, the Lenders hereby waive on a limited, one-time basis the requirements of Section 6.14 of the Credit Agreement and compliance with those requirements from the Closing Date through the date of this Agreement.

3. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 6.10 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and replacing it with the following:

“(d) provided that no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof and the Credit Parties will be in compliance with the financial covenants set forth in Section 5.9 after giving effect to any such payment, to make Restricted Payments (i) pursuant to and in accordance with the ESOP Plan, (ii) to Fred G. von Zuben in connection with Subordinated Debt issued by the Borrower and permitted under Section 6.1(i) and (iii) in respect of the Company’s existing stock appreciation rights and stock option programs in an aggregate amount not to exceed $850,000 in any fiscal year; provided further the aggregate amount of all such Restricted Payments made under subclauses (i), (ii) and (iii) of this clause (d) shall not exceed $7,000,000 in any fiscal year.”

(b) Section 6.14 of the Credit Agreement is hereby amended by deleting the reference to “$5,000,000” and replacing it with “$6,500,000”.

4. Conditions. The effectiveness of this Agreement is subject to the following conditions precedent:

(a) The Credit Parties and the Required Lenders shall have executed and delivered this Agreement; and

(b) No Default or Event of Default shall have occurred and be continuing under the Credit Agreement after giving effect to Paragraph 2 hereof.

5. Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Agreement, each Credit Party represents and warrants to the Administrative Agent and Lenders that (i) the representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) both before and after giving effect to the provisions contained herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the provisions contained herein, (iii) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (iv) this Agreement has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), (v) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance of this Agreement, (vi) the Security Documents continue to create a valid security interest in, and Lien upon, the Collateral in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens and (vii) the Credit Party Obligations are not reduced or modified by this Agreement and are not subject to any offsets, defenses or counterclaims.

6. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Agreement. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

8. Reaffirmation, Etc. Except as expressly waived or otherwise specifically provided, each and every representation, warranty, agreement, covenant, term and condition contained in the Credit Agreement or in any other document executed or delivered in connection therewith shall remain unamended, unmodified and unwaived, is specifically ratified and affirmed, and shall continue to be in full force and effect in accordance with its respective terms. In addition, by their signature below, the Credit Parties consent to this Agreement, and hereby ratifies the Credit Agreement and acknowledges and affirms (a) that it is bound by all of the terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations (including, without limitation, the Guaranty, as applicable).

2

This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as provided in Paragraph 2 hereof, (ii) affect the right of the Administrative Agent or the Lenders to demand compliance by the Borrowers and the other Credit Parties with all terms and conditions of the Credit Agreement and the other Credit Documents in all other instances, (iii) be deemed a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any transaction or future action on the part of the Credit Parties requiring the Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any event of default which may now exist or otherwise (other than as provided in Paragraph 2 hereof), all such rights and remedies hereby being expressly reserved.

9. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signatures are on the following page]

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers on the date first written above.

COMPANY:	THE NEWARK GROUP, INC.
A New Jersey corporation

	By:	/s/ Joseph E. Byrne
	Name:	Joseph E. Byrne
	Title:	Vice President

SUBSIDIARY BORROWER:	NEWARK GROUP INTERNATIONAL B.V.,
a private company with limited liability with its corporate seat in Amsterdam, the Netherlands

	By:	/s/ Joseph E. Byrne
	Name:	Joseph E. Byrne
	Title:	Vice President

ADMINISTRATIVE AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/ Andrew G. Payne
	Name:	Andrew G. Payne
	Title:	Director

BANK OF AMERICA, N.A., formerly known as Fleet National Bank

By:	/s/ Fred P. Lucy, H
Name:	Fred P. Lucy, H
Title:	Vice President

CITICORP USA, INC.

By:	/s/ Judy B. Land
Name:	JUDY B. LAND
Title:	VICE PRESIDENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Amy Wiles, VP
Name:	Amy Wiles
Title:	Vice President

US BANK NATIONAL ASSOCIATION

By:	/s/ John Holland
Name:	John Holland
Title:	Senior Vice President

BANK LEUMI USA

By:	/s/ Iris Steinhardt
Name:	Iris Steinhardt
Title:	Vice President

By:	/s/ John Koeninsdeng
Name:	John Koeninsdeng
Title:	First Vice President

PNC BANK NATIONAL ASSOCIATION

By:	/s/ Timothy J. Hornickle
Name:	Timothy J. Hornickle
Title:	Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Ronald Bongiovanni
Name:	Ronald Bongiovanni
Title:	Senior Vice President

By:	/s/ Roy Grossman
Name:	Roy Grossman
Title:	Senior Vice President

RZB FINANCE LLC

By:	/s/ John A. Valiska
Name:	JOHN A. VALISKA
Title:	First Vice President

By:	/s/ Christoph Hoedl
Name:	CHRISTOPH HOEDL
Title:	Group Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Eunnie Kim
Name:	Eunnie Kim
Title:	VP